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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) November 8, 2004
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                                   JOYSTAR, INC.
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             (exact name of registrant as specified in its charter)

                                     CALIFORNIA
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                 (State or other jurisdiction of incorporation)

      000-25973                                            68-0406331
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Commission File Number                        IRS Employer Identification Number

                  5 Whatney, Irvine, California 92618
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 837-8101
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On November 8, 2004, William Fawcett, was appointed by the Board of Directors of Joystar, Inc. (the Company") as the director of the Company. Mr. Fawcett has an MBA from Harvard Business School, is a graduate of Loyola Law School and also graduated with honors from Boston College. Mr. Fawcett is on the Dean's Graduate School Advisory Board for Concordia University and is a professor for Concordia's Master of Business Administration (MBA) Entrepreneurial program. In addition to being an outside Director for Joystar, he also serves on the Board of Directors of Case Post, Inc. Fawcett has been the recipient of the Jordan Whitney Award for Infomercial Excellence, the Aurora Award for the Best Infomercial in 1997, Two Clios for production of direct-response TV commercials, a Cannes Film Award for Best Sports Documentary and a Spanish Infomercial Telemundo Award Best in Class. Other major accomplishments include writing with Peter Uberroth and Phil Donohue, "Sober Graduation," the model for high schools; the Nationally-acclaimed off-Broadway women's show "Breaking Free," and produced, wrote and directed "Celebrity Salute to City of Hope" infomercial.

ITEM 8.01        OTHER EVENTS.

         As of November 4, 2004, the Company commenced its private placement offering of up to $1,000,000 of units consisting of two shares of common stock and one warrant to purchase a share of common stock at $1.25 per share. Each unit is being sold at $2.00 purchase price. The units are offered by the Company to accredited investors only in reliance on Section 505 of the Regulation D of the Securities Act of 1933. The Company sold 100,000 units at the purchase price of $200,000 as of the date hereof.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 10, 2004                    JOYSTAR, INC.

                                            By: /s/ William M. Alverson
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                                                William M. Alverson
                                                President